3Q13 Quarterly Supplement October 11, 2013 Exhibit 99.2

Wells Fargo 3Q13 Supplement 1
Appendix
*
Pages 21-33
-
Non-strategic/liquidating loan portfolio risk reduction 22
-
Purchased credit-impaired (PCI) portfolios 23
-
PCI nonaccretable difference and accretable yield 24
-
Pick-a-Pay credit highlights 25
-
Real estate 1-4 family first mortgage portfolio 26
-
Home equity portfolio 27
-
Consumer credit card portfolio 28
-
Auto portfolios 29
-
Student lending portfolio 30
Tier 1 common equity under Basel I
31
Tier 1 common equity under Basel III
(Estimated)
32
Forward-looking statements and
additional information
33
Table of contents
3Q13 Results
-
3Q13 Results Page 2
-
Year-over-year results 3
-
Strong revenue diversification 4
-
Balance Sheet and credit overview 5
-
Income Statement overview 6
-
Loans 7
-
Broad-based, year-over-year loan growth 8
-
Deposits 9
-
Net interest income 10
-
Noninterest income 11
-
Residential mortgage 12
-
Noninterest expense and efficiency ratio 13
-
Community Banking 14
-
Wholesale Banking 15
-
Wealth, Brokerage and Retirement 16
-
Credit quality 17-18
-
Capital 19
-
Summary 20

Wells Fargo 3Q13 Supplement 2
4,937
5,090
5,171
5,519
5,578
3Q12 4Q12 1Q13 2Q13 3Q13
Record earnings of $5.6 billion, up $641 million,
or 13% year-over-year (YoY), and up 1% linked
quarter (LQ)
Record diluted earnings per common share of
$0.99, up 13% YoY and 1% LQ
Solid returns
-
ROA = 1.53%, up 8 bps YoY and down 2 bps LQ
-
ROE = 14.07%, up 69 bps YoY and up 5 bps LQ
Strong Balance Sheet
-
Period-end loans up $29.7 billion, or 4%, YoY and
up 5% annualized LQ
-
Credit continued to improve with net charge-offs
of 48 bps, down 73 bps YoY and 10 bps LQ
Efficiency ratio of 59.1%
(1)
, up 200 bps YoY and
up 177 bps LQ
Capital levels remained strong
-
10.64% Tier 1 common equity ratio under
Basel I and estimated Tier 1 common equity ratio
under Basel III of 9.54%
(2)
3Q13 Results
Wells Fargo Net Income
($ in millions)
(1)  Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income).
(2)  Estimated based on management’s interpretation of final rules adopted July 2, 2013, by the Federal Reserve Board establishing a new comprehensive capital framework for U.S. banking organizations that would implement the Basel III capital framework and certain provisions of the Dodd-Frank Act. See pages 31-32 for additional information regarding Tier 1 common equity ratios.
Diluted earnings per common share
$0.88
$0.91
$0.92
$0.98
$0.99

$782.6
98.6
684.0
$812.3
84.1
728.2
3Q12
3Q13
Core loans
Non-strategic/liquidating loans

Wells Fargo 3Q13 Supplement 3
Year-over-year results
Pre-tax Pre-provision Profit
(1)
($ in billions)
Net Income
($ in billions, except EPS)
Diluted earnings per common share
Period-end Loans
($ in billions)
Return on Assets
Return on Equity
Period-end Core Deposits
($ in billions)
$9.1
$8.4
3Q12 3Q13
1.45%
1.53%
3Q12 3Q13
13.38%
14.07%
3Q12 3Q13
$901.1
$947.8
3Q12 3Q13
$4.9
$5.6
3Q12 3Q13
$0.88
$0.99
(1)  Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.

Wells Fargo 3Q13 Supplement 4
Deposit Service Charges 13%
Card Fees 8%
Total Mortgage Banking  17%
Insurance 4%
Net Gains from Trading 4%
All data is for 3Q13.
(1)  Other noninterest income includes net losses on debt securities available for sale, net gains from equity investments, lease income, life insurance investment income and all other noninterest income.
Strong revenue diversification
Total Trust & Investment Fees 34%
Total Other Fees  11% Other Noninterest Income (1) 9%
Balanced Spread and
Fee Income
Diversified Fee Generation
Brokerage advisory,
commissions and other
Mortgage Orig./
Sales, net
Mortgage Servicing, net
Trust and investment
management
Investment banking
Charges and fees on loans
2% Merchant processing
>1% Cash network
<1% CRE brokerage commissions
>1% Letters of credit
Card fees
Deposit service charges
Other noninterest income
(1)
Net gains from trading
Insurance
Net Interest
Income
Noninterest
Income
All other fees

Wells Fargo 3Q13 Supplement 5
Balance Sheet and credit overview
Loans
Total period-end loans up $10.3 billion
- Core loans increased $13.8 billion
(1)
• $8.6 billion in organic growth from nonconforming first mortgage, C&I, foreign, auto, credit card and private student lending
• $5.2 billion in loans from acquisitions consisting of $4.0 billion of U.K. CRE from EuroHypo (classified as foreign) and $1.2 billion of U.S. CRE from ING
- Non-strategic/liquidating portfolio decreased $3.5 billion
Short-term investments/
Fed funds sold
Up $33.4 billion on deposit and other funding growth
Securities available for
sale (AFS)
Up $10.0 billion as purchases were partially offset by run-off
- $19.8 billion in gross purchases, including $14.6 billion in agency MBS
Deposits
Up $20.3 billion including liquidity-related term deposits and growth in Wholesale
Banking
Long-term debt
Up $27.8 billion driven by $22.4 billion in liquidity-related issuances
Common stock
repurchases
Common shares outstanding down 28.4 million
Purchased 50.9 million common shares in the quarter and entered into a $400 million forward repurchase transaction that is expected to settle in 4Q13
Credit
Provision expense of $75 million, down $577 million
- Net charge-offs of $975 million, or 48 bps, down $177 million on $25 million lower losses in commercial and $152 million lower losses in consumer
- $900 million reserve release
(2)
vs. $500 million in 2Q13 reflecting improved
housing market and continued strong credit performance
Period-end balances.  All comparisons are 3Q13 compared with 2Q13.
(1)  See pages 7 and 22 for additional information regarding core loans and the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial & industrial, commercial real estate, foreign and other PCI loan portfolios.
(2) Provision expense minus net charge-offs.
(1)

Wells Fargo 3Q13 Supplement 6
Income Statement overview
Total revenue
Revenue of $20.5 billion, down $900 million, or 4%, reflecting expected declines in mortgage banking and lower trust and investment fees
Net interest income
NII remained strong on $23.3 billion in average earning asset growth
Net interest margin (NIM) down 8 bps to 3.38% reflecting continued growth in deposit balances and growth in long-term debt
Noninterest income
Trust and investment fees down $218 million on lower investment banking and seasonally lower retail brokerage transaction activity
Mortgage banking down $1.2 billion as $111 million higher servicing income was more than offset by lower production and gain on sale
Market sensitive revenues
(2)
up $413 million
- Included higher trading gains from higher deferred compensation plan investment income (P&L neutral), stronger equity gains and lower*losses on debt securities
Noninterest expense
Personnel expense, in aggregate, down modestly as lower revenue-based incentive compensation was largely offset by higher salaries expense driven by one extra day in the quarter and mortgage severance, as well as higher benefits expense driven by deferred compensation expense (P&L neutral)
Operating losses down $93 million reflecting lower litigation accruals
Income tax expense
Effective tax rate of 31.9% reflecting a net reduction in the reserve for uncertain tax positions primarily due to settlements with tax authorities regarding certain cross border transactions
All comparisons are 3Q13 compared with 2Q13.
(1)  Net gains on mortgage loan origination/or sales activities.
(2) Consists of net gains from trading activities, net gains (losses) on debt securities available for sale and net gains from equity investments.
(1)

Wells Fargo 3Q13 Supplement 7
Loans
Solid core loan growth
Period-end loans up $29.7 billion YoY and $10.3
billion from 2Q13
-
Commercial loans up $8.5 billion LQ driven by
growth in foreign and C&I
•
Includes $5.2 billion from CRE acquisitions ($4.0
billion foreign and $1.2 billion U.S. CRE)
•
$3.0 billion C&I growth on strength in Capital
Finance, Government Banking and Corporate
Banking
-
Consumer loans up $1.8 billion LQ as growth in
nonconforming mortgage, auto, credit card and
private student lending was partially offset by
run-off in the liquidating portfolio and lower core
home equity
Non-strategic/liquidating loans
(1)
down $14.5 billion
YoY and $3.5 billion from 2Q13
Core loans grew $44.2 billion, or 6%, YoY and
$13.8 billion LQ
Total average loans of $804.8 billion up $28.0 billion
YoY and $4.6 billion LQ
Total average loan yield of 4.41%, down
5 bps LQ
-
Core loan yield excluding the non-strategic/
liquidating portfolio was down 3 bps
-
Non-strategic/liquidating portfolio yield
of 5.15%
(1)  See page 22 for additional information regarding the non-strategic/liquidating portfolio, which comprises the Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial & industrial, commercial real estate, foreign and other PCI loan portfolios.
Period–end Loans Outstanding
($ in billions)

+$14.4
6%

Commercial and Industrial

195.0
190.0
185.0
180.0
175.0
170.0
+$13.5
8%
3Q12
3Q13

+$6.9
17%

+$3.6
8%

+$1.8
7%

Wells Fargo 3Q13 Supplement 8
Broad-based, year-over-year loan growth
36.0
38.0
40.0
42.0
44.0
46.0
48.0
3Q12 3Q13
Foreign
22.5
23.0
23.5
24.0
24.5
25.0
25.5
26.0
3Q12 3Q13
Credit Card
Period-end loans up $29.7 billion, or 4% year-over-year
230.0
235.0
240.0
245.0
250.0
255.0
260.0
3Q12 3Q13
Real Estate 1-4 family first
mortgage
Included nonconforming mortgage
growth and conforming mortgage
retention
44.0
45.0
46.0
47.0
48.0
49.0
50.0
3Q12 3Q13
Automobile
Continued strong originations
New account growth up 9%
reflecting deeper card penetration
and increased marketing efforts
$4.0 billion CRE acquisition, and
trade finance growth
Growth in Asset Backed Finance,
Government Banking, Corporate
Banking and Commercial Banking
($ in billions)

Wells Fargo 3Q13 Supplement 9
679.3
729.7
746.4
267.2
280.1
279.2
946.5
1,009.8
1,025.6
3Q12 2Q13 3Q13
Noninterest-bearing deposits Interest-bearing deposits
Deposits
Continued growth and reduced average cost
Average deposits up $79.1 billion YoY and $15.8
billion LQ
Average core deposits of $940.3 billion up $44.9
billion, or 5%, YoY and up $4.2 billion, or 2%
annualized, LQ
-
117% of average loans
-
Average retail core deposits up 6% YoY and
3% annualized LQ
Average core checking and savings up $55.7
billion, or 7% YoY, and up $9.4 billion
from 2Q13
-
95% of average core deposits
Average deposit cost of 12 bps, down 2 bps
from 2Q13 and 6 bps from 3Q12
Average Deposits and Rates
($ in billions)
Average deposit cost
Average Core Checking and Savings
($ in billions)
837.2
883.5
892.9
3Q12 2Q13 3Q13
0.18%
0.14%
0.12%

Wells Fargo 3Q13 Supplement 10
Tax-equivalent net interest income
(1)
stable LQ
as one additional day in the quarter, higher
securities balances, loan growth and lower
funding costs were offset by a decline in
mortgages held for sale and lower variable
income
Average earning assets up $23.3 billion, or
2%, LQ
-
Short-term investments/fed funds sold up
$19.4 billion
-
AFS securities up $11.2 billion
-
Loans up $4.6 billion
NIM of 3.38% down 8 bps from 2Q13 on:
-
Customer deposit growth = (3) bps
-
Liquidity–related activity = (3) bps
-
Continued balance sheet repricing, growth
and mix = (1) bp
-
Variable income = (1) bp
Net interest income
Net Interest Income (TE)
(1)
($ in millions)
Net Interest Margin (NIM)
(1) Tax-equivalent net interest income is based on the federal statutory rate of 35% for the periods presented. Net interest income was $10,662 million, $10,643 million, $10,499 million, $10,750 million and $10,748 million for 3Q12, 4Q12, 1Q13, 2Q13 and 3Q13 respectively.
10,820
10,841
10,675
10,946
10,949
3Q12 4Q12 1Q13 2Q13 3Q13
3.66%
3.56%
3.48%
3.46%
3.38%

10,551
11,305
10,760
10,628
9,730
2,807
3,068
2,794
2,802
1,608
7,744
8,237
7,966
7,826
8,122
3Q12
4Q12
1Q13
2Q13
3Q13
Mortgage banking
Noninterest income excluding Mortgage banking

Wells Fargo 3Q13 Supplement 11
Noninterest income
Deposit service charges up $30 million LQ on
account growth and seasonality
Trust and investment fees down $218 million, or
6%, LQ on lower investment banking and retail
brokerage transaction activity
Mortgage banking down $1.2 billion
- Gain on sale revenue down $1.3 billion
reflecting lower origination volumes and margin
- Net servicing income up $111 million reflecting
lower MSR amortization expense
Equity gains up $299 million on several
transactions
Other up $199 million partly due to investments
accounted for under the equity method
vs vs
($ in millions)
3Q13 2Q13 3Q12
Noninterest income
Service charges on deposit accounts
$
1,278 2
%
6
Trust and investment fees
Brokerage advisory, commissions
and other fees 2,068 (3)      10
Trust and investment management 811 (2)      5
Investment banking 397 (26)     33
Card fees 813 -        9
Other fees 1,098 1       -
Mortgage banking 1,608 (43)     (43)
Insurance 413 (15)     -
Net gains from trading activities 397 20      (25)
(6)         (89)     n.m.
Net gains from equity investments 502       n.m. n.m.
Lease income 160       (29)     (27)
Other 191       n.m. (54)
Total noninterest income
$
9,730 (8)
%
(8)
Net losses on debt securities available
for sale
Insurance down $72 million on seasonality
Trading gains up $66 million as higher
deferred compensation plan investment
income (P&L neutral), $136 million vs. ($2)
million in 2Q13, was partially offset by lower
customer accommodation trading

17,000
15,000
13,000
11,000
9,000
7,000
5,000
3,000
1,000
(1,000)
Count
$3.84
$2.02
$2.00
$1.31
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Number of Outstanding Demands
Agency New Demands for 2006-2008 Vintages
Original Loan Balance of Outstanding Demands ($ in B)

■

■

■

■

■

■

■

■

Wells Fargo 3Q13 Supplement 12
Residential mortgage
Production, servicing and repurchase trends
$80 billion of mortgage originations, down
29% LQ
- Refinance originations down 48% LQ
- Purchase originations down 4% LQ
Announced team member reductions of
approximately 5,300 FTEs in 3Q13
Total servicing income up $111 million LQ on
lower MSR amortization (i.e. Other changes in
fair value)
$14.5 billion MSR measured at fair value, up
$316 million, or 2% LQ
Residential servicing portfolio of $1.8 trillion
Wells Fargo servicing portfolio’s total
delinquency and foreclosure ratio for 3Q13 was
6.33%, down 32 bps LQ and 99 bps YoY
Number and balance of total outstanding
repurchase demands down 25% and 27% LQ,
respectively, reflecting 9/27/13 settlement with
Freddie Mac resolving substantially all
repurchase liabilities for loans sold prior to 2009
Repurchase reserves of $1.4 billion decreased
$801 million, or 36%, LQ
- Includes one-time cash payment to Freddie Mac
(1)  Net gains on mortgage loan origination/or sales activities less repurchase reserve build divided by total originations.
(2)  Includes mortgage insurance rescissions.
Total Outstanding Repurchase Demands
(2)
and
Agency New Demands for 2006-2008 Vintages
Residential mortgage production trends
($ in billions)
3Q13 2Q13 1Q13 4Q12 3Q12
Applications $ 87 146 140 152 188
Pipeline 35 63 74 81 97
Originations 80 112 109 125 139
Refinance % 41% 56 69 65 62
Purchase % 59 44 31 35 38
Gain on Sale
(1)
1.42 2.21 2.56 2.56 2.21

Wells Fargo 3Q13 Supplement 13
Noninterest expense and efficiency ratio
(1)
Noninterest expense down $153 million
from 2Q13
-
Personnel expense down $29 million LQ
•
Salaries up $142 million reflecting $63 million
in mortgage-related severance expense and
$58 million from one extra day in the quarter
•
Commission and incentive compensation
down $225 million on lower revenue-based
incentive compensation
•
Benefits expense up $54 million driven by
higher deferred compensation
-
FDIC expense down $45 million on a lower
assessment rate
-
Other expense down $142 million
•
Operating losses down $93 million primarily
from lower litigation accruals
•
Foreclosed assets up $15 million on higher
balances
•
Insurance down $45 million on seasonality
•
Advertising and promotion down $26 million
from 2Q13 that included a new campaign
launch
Efficiency ratio of 59.1%
Expect to operate within targeted efficiency ratio
range of 55%-59% in 4Q13
12,112
12,896
12,400
12,255
12,102
3Q12 4Q12 1Q13 2Q13 3Q13
Efficiency Ratio
(1) Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income). Noninterest expense and our efficiency ratio may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.
57.1%
58.8%
58.3%
57.3%
59.1%
vs vs
($ in millions) 3Q13 2Q13 3Q12
Noninterest expense
Salaries
$
3,910 4
%
7
Commission and incentive compensation 2,401 (9)     1
Employee benefits 1,172 5      10
Equipment 471 13     (8)
Net occupancy 728 2      -
Core deposit and other intangibles 375 (1)     (11)
FDIC and other deposit assessments 214 (17)   (40)
Other 2,831 (5)     (6)
Total noninterest expense 12,102 (1)    -

Wells Fargo 3Q13 Supplement 14
Community Banking
Net income of $3.3 billion, up 22% YoY
and 3% LQ
Regional Banking
Continued franchise and cross-sell growth
(1)
-
Primary consumer checking customers
(2) (3)
up a net 3.9% YoY
-
Primary business checking customers
(2) (3)
up a net 3.6% YoY
-
Retail bank cross-sell of 6.15 products per
household up from 6.04 in 3Q12
Consumer Lending
Credit card penetration
(1) (4)
rose to 36.0%, up
from 34.9% in 2Q13 and 32.1% in 3Q12
Consumer auto originations of $6.9 billion, down
3% LQ and up 9% YoY
Mortgage originations of $80 billion down 29%
LQ and 42% YoY
-
8% of originations were from HARP
(5)
vs. 9% in
2Q13 and 14% in 3Q12
(1)  Metrics reported on a one-month lag from reported quarter-end; for example 3Q13 cross-sell is as of August 2013.
(2)  Checking customer growth is 12-months ending for each respective period.
(3) Customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposit.
(4)  Household penetration as of August 2013 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo. Household penetration has been redefined to include legacy Wells Fargo Financial accounts.
(5)  Home Affordable Refinance Program.
vs vs
($ in millions) 3Q13 2Q13 3Q12
Net interest income
$
7,244 -
%
-
Noninterest income 5,000 (12)      (15)
Provision for credit losses 240 (69)      (85)
Noninterest expense 7,060 (2)       (5)
Income tax expense 1,505 (8)       20
Segment earnings
$
3,341 3
%
22
($ in billions)
Avg loans, net
$
497.7   -         3
Avg core deposits 618.2   (1)       4
vs vs
($ in billions) 3Q13 2Q13 3Q12
Consumer Lending
Credit card payment volumes (POS)
$
13.7   4
%
14
Credit card penetration
(1)(4)
36.0
%
104
bps
388
Home Lending
Applications
$
87 (40)
%
(54)
Application pipeline 35 (44)    (64)
Originations 80 (29)    (42)
3Q13 2Q13 3Q12
Regional Banking
Primary consumer checking customers
(1)(2)(3)
3.9
%
3.5
Primary business checking customers
(1)(2)(3)
3.6
Retail Bank household cross-sell
(1)
6.15 6.14 6.04

Wells Fargo 3Q13 Supplement 15
Wholesale Banking
Net income of $2.0 billion, down 1% YoY and
2% LQ
Net interest income down 1% LQ; average loans
up 1% driven by loan acquisitions as well as
growth in capital finance, government banking
and corporate banking
Noninterest income down 7% LQ from lower
investment banking and trading, and seasonally
lower crop insurance
Noninterest expense down 3% LQ driven by lower
revenue-based incentives and insurance expense
Key Metrics
Cross-sell of 7.0 products per relationship
(1)
up
from 6.7 in 3Q12
Treasury Management
Commercial card spend volume of $5.0 billion up
6% LQ and 22% YoY
Investment Banking
YTD Investment Banking fees from Wholesale
customers up 37% YoY
YTD U.S. investment banking market share
(2)
of 5.7%
Asset Management
Total AUM up $20.7 billion LQ driven by long term
and money market strategies reflecting net client
inflows and increased market valuation
(1)  Cross-sell reported on a one-quarter lag.
(2)  Source: Dealogic U.S. investment banking fee market share.
vs vs
($ in millions) 3Q13 2Q13 3Q12
Net interest income
$
3,059   (1)
%
1
Noninterest income 2,812   (7)     (4)
Reversal of provision for
credit losses (144)     22    n.m.
Noninterest expense 3,084   (3)     6
Income tax expense 952      (11)   (14)
Segment earnings
$
1,973 (2)
%
(1)
($ in billions)
Avg loans, net
$
290.4   1      5
Avg core deposits
235.3   2      4
vs vs
($ in billions) 3Q13 2Q13 3Q12
Key Metrics:
Cross-sell
(1)
7.0 1
%
4
Commercial card spend
volume
$
5.0 6 22
YTD U.S. investment banking
market share %
(2)
5.7
%
(2) 12
Total AUM
$
475.4 5
%
6
Advantage Funds AUM
236.4 7 13

Wells Fargo 3Q13 Supplement 16
Wealth, Brokerage and Retirement
Net income up 33% YoY and 4% LQ
Net interest income up 7% LQ; average loans
and deposits up 3% LQ
Noninterest income flat LQ as higher gains on
deferred compensation plan investments were
offset by seasonally lower brokerage transaction
revenue
Noninterest expense up 3% LQ due to higher
deferred compensation plan expense and
increased non-personnel expenses, partially
offset by lower broker commissions
Provision expense down $57 million LQ
Retail Brokerage
Managed account assets of $350 billion, up 6%
LQ; and up 18% YoY driven by strong market
performance and net flows
Wealth Management
Wealth Management client assets up 3% LQ and
5% YoY
Retirement
IRA assets up 3% LQ and 10% YoY
Institutional Retirement plan assets up 4% LQ
and 11% YoY
(1)  Includes deposits.
(2)  Data as of August 2013.
vs vs
($ in millions) 3Q13 2Q13 3Q12
Net interest income
$
749      7
%
10
Noninterest income 2,558   -
9
Reversal of provision for
credit losses (38)      n.m.
n.m.
Noninterest expense 2,619   3
7
Income tax expense 275      3
32
Segment earnings
$
450     4
%
33
($ in billions)
Avg loans, net
$
46.7 3
10
Avg core deposits 150.6 3
10
vs vs
($ in billions, except where noted) 3Q13 2Q13 3Q12
Key Metrics:
WBR Clients Assets
(1)
($ in trillions)$
1.5 3
%
7
Cross-sell
(2)
10.41 1 1
Retail Brokerage
Financial Advisors 15,285 - 1
Managed account assets
$
350 6 18
Client assets
(1)
($ in trillions)
1.3 3 8
Wealth Management
Client assets
(1)
209 3 5
Retirement
IRA Assets 326 3 10
Institutional Retirement
Plan Assets 288 4 11

Wells Fargo 3Q13 Supplement 17
2.4
2.1
1.4
1.2
1.0
3Q12 4Q12 1Q13 2Q13 3Q13
1.21%
1.05%
0.72%
0.58%
0.48%
1.6
1.8
1.2
0.7
0.1
3Q12 4Q12 1Q13 2Q13 3Q13
Credit quality
Trends continued to improve
Provision expense of $75 million, down $577
million from 2Q13
Net charge-offs of $975 million were down $177
million, or 15%, LQ
0.48% net charge-off rate
- Commercial losses of 0.02%, down 3 bps LQ
- Consumer losses of 0.86%, down 15 bps LQ
NPAs declined $360 million LQ on a $1.0 billion
decline in nonaccrual loans partially offset by a
$662 million increase in foreclosed assets due to
an increase in government insured foreclosed
assets
(1)
Reserve release
(2)
of $900 million vs. $500
million in 2Q13
- Given current favorable conditions, we continue
to expect future reserve releases, absent
significant deterioration in the economy
Allowance for credit losses = $15.6 billion
- Allowance covered 4.0x annualized 3Q13
net charge-offs
PCI nonaccretable = 20.0% of remaining UPB
(3)
(1)  The increase in government-insured foreclosed assets was primarily driven by enhancements to loan modification programs, slowing foreclosures in prior quarters.
(2)  Provision expense minus net charge-offs.
(3)  Unpaid principal balance for PCI loans that have not had a UPB charge-off.
Net Charge-offs
($ in billions)
Provision Expense
($ in billions)
Net charge-off rate

25.3
24.5
22.9
21.1
20.7
4.2
4.0
3.4
3.2
3.8
21.1
20.5
19.5
17.9
16.9
3Q12
4Q12
1Q13
2Q13
3Q13
Nonaccrual loans
Foreclosed assets

6.9
6.5
5.5
5.4
5.3
1.97%
1.79%
1.53%
1.49%
1.44%
3Q12
4Q12
1Q13
2Q13
3Q13

Wells Fargo 3Q13 Supplement 18
Credit quality
Trends continued to improve
Nonperforming Assets
(1)
($ in billions)
Consumer Loans 30-89 DPD &
Still Accruing
(1)(2)
(Balances ($ in billions) and rates)
Loans 90+ DPD and Still Accruing
(1)(2)
($ in billions)
(1)  30-89 days and 90 days or more past due and still accruing, and nonperforming loans, include held for sale loans reported on Balance Sheet.
(2)  Excludes mortgage loans insured/guaranteed by the FHA or VA, reverse mortgages, margin loans and student loans whose repayments are predominantly guaranteed by guarantee agencies on behalf of the U.S. Department of Education under the Federal Family Education Loan Program. Also excludes the carrying value of PCI loans contractually delinquent.
1.2
1.1 1.1
1.0
0.9
0.3
0.3 0.3
0.2
0.2
1.5
1.4 1.4
1.2
1.1
3Q12 4Q12 1Q13 2Q13 3Q13
Consumer Commercial

Wells Fargo 3Q13 Supplement 19
Capital
Capital remained strong
Tier 1 common equity under Basel I increased $2.8 billion to $120.3 billion in 3Q13
Tier 1 common equity ratio under Basel I of 10.64% decreased 7 bps LQ reflecting asset growth
Tier 1 common equity ratio under Basel III is estimated to be 9.54% at 9/30/13
(1)
reflecting higher
equity from strong earnings and lower risk-weighted assets (RWA) from:
- Improved risk weighting on BOLI assets by obtaining more granular data on underlying investments
- Disposition of an asset with punitive risk-weighting
- Improved company credit profile and model refinements for commercial portfolios
Period-end common shares outstanding down 28.4 million LQ
- Purchased 50.9 million common shares in 3Q13
- Entered into a $400 million forward repurchase transaction which is expected to settle in 4Q13 for an estimated 9.8 million shares
See Appendix page 32-33 for additional information regarding Tier 1 common equity ratios.
3Q13 capital ratios are preliminary estimates.
(1)  Estimated based on management’s interpretation of final rules adopted July 2, 2013, by the Federal Reserve Board establishing a new comprehensive capital framework for U.S. banking organizations that would implement the Basel III capital framework and certain provisions of the Dodd-Frank Act.

Wells Fargo 3Q13 Supplement 20
Summary
Record earnings of $5.6 billion, up $641 million, or 13% from 3Q12
Record diluted earnings per share of $0.99, up 13%
-
15 consecutive quarters of EPS growth
Solid returns
-
ROA = 1.53%, up 8 bps
-
ROE = 14.07%, up 69 bps
Balance Sheet strength
-
Loans up $29.7 billion, or 4%, on broad-based growth
-
Core deposits up $46.7 billion, or 5%
-
Continued strong credit performance, net charge-offs of 0.48%
-
Exceeded internal 9.00% Tier 1 common equity ratio target under Basel III for the first time
Returned more capital to shareholders
All comparisons are 3Q13 vs. 3Q12.

Wells Fargo 3Q13 Supplement 21 Appendix * * * * * * * * * * *

Wells Fargo 3Q13 Supplement 22
(1)  Net of purchase accounting adjustments.
-$92.2
Non-strategic/liquidating loan portfolio risk reduction
-$4.1
-$106.7
-$3.7 -$3.2 -$3.5
($ in billions)
3Q13 2Q13 1Q13 4Q12 3Q12 4Q08
Pick-a-Pay mortgage
(1)
$ 52.8        54.8        56.6        58.3        60.1        95.3
Liquidating home equity 3.9          4.2          4.4          4.6          5.0          10.3
Legacy WFF indirect auto 0.3          0.5          0.6          0.8          1.1          18.2
Legacy WFF debt consolidation 13.3        13.7        14.1        14.5        15.0        25.3
Education Finance - gov't guaranteed 11.1        11.5        11.9        12.5        13.0        20.5
Legacy WB C&I, CRE and foreign PCI loans
(1)
2.3          2.5          2.8          3.2          3.8          18.7
Legacy WB other PCI loans
(1)
0.4          0.4          0.4          0.6          0.6          2.5
Total $ 84.1       87.6       90.8       94.5       98.6       190.8

Wells Fargo 3Q13 Supplement 23
Purchased credit-impaired (PCI) portfolios
Legacy Wachovia PCI loans continued to perform better than originally expected
(1) Includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
(2) Reflects releases of $1.8 billion for loan resolutions and $6.3 billion from the reclassification of nonaccretable difference to the accretable yield, which will result in increasing income over the remaining life of the loan or pool of loans.
($ in billions)
Adjusted unpaid principal balance
(1)
December 31, 2008 $ 29.2 62.5 6.5 98.2
June 30, 2013 4.0 30.3 0.9 35.2
September 30, 2013 3.7 29.4 0.9 34.0
Nonaccretable difference rollforward
12/31/08 Nonaccretable difference $ 10.4 26.5 4.0 40.9
Addition of nonaccretable difference due to acquisitions 0.2 - - 0.2
Losses from loan resolutions and write-downs (6.9) (17.9) (2.9) (27.7)
Release of nonaccretable difference since merger (3.4) (3.9) (0.8) (8.1)
(2)
9/30/13 Remaining nonaccretable difference 0.3 4.7 0.3 5.3
Life-to-date net performance
Additional provision since 2008 merger $ (1.6) - (0.1) (1.7)
Release of nonaccretable difference since 2008 merger 3.4 3.9 0.8 8.1
(2)
Net performance 1.8 3.9 0.7 6.4
Commercial Pick-a-Pay
Other
consumer Total

Wells Fargo 3Q13 Supplement 24
(1)  Unpaid principal balance of loans without write-downs.
Nonaccretable difference
$5.3 billion remains to absorb losses on PCI loans
- Nonaccretable = 20.0% of remaining unpaid principal balance (UPB)
• Pick-a-Pay nonaccretable = 20.4% of Pick-a-Pay UPB
$156 million in losses from loan resolutions and write-downs in the quarter
Accretable Yield
$19.5 billion expected to accrete to income over the remaining life of the underlying loans
- Commercial accretable yield balance of $668 million; weighted average life of portfolio is 2.4 years
• Accretable yield percentage of 22.06%
- Pick-a-Pay accretable yield balance of $18.5 billion; weighted average life of 14.2 years
• Accretable yield percentage of 4.98%
Balance decreased $505 million LQ and included $481 million accreted into interest income in 3Q13
PCI nonaccretable difference and accretable yield
(1)
(1)

Wells Fargo 3Q13 Supplement 25
Pick-a-Pay credit highlights
Non-PCI portfolio
Loans down 4% LQ driven by loans paid-in-full
86% of portfolio current
Nonaccrual loans decreased $259 million,
or 6%, LQ
$192 million of nonaccrual TDRs reclassified to
accruing TDR status based on borrower payment
performance
$3.8 billion in nonaccruals included $2.0 billion
of nonaccruing TDRs
Net charge-offs of $44 million down $25 million
LQ on improved portfolio performance and lower
severities
58% of portfolio with LTV
(2)
80%
PCI portfolio
Carrying value down 3%
70% of portfolio current, modest improvement
from 2Q13
Life-of-loan losses continued to be lower than
originally projected at time of merger
(1) The carrying value, which does not reflect the allowance for loan losses, includes purchase accounting adjustments, which, for PCI loans, are the nonaccretable difference and the accretable yield, and for all other loans, an adjustment to mark the loans to a market yield at date of merger less any subsequent charge-offs.
(2) The current loan-to-value (LTV) ratio is calculated as the net carrying value (defined in (1) above) divided by the collateral value.
(3) The adjusted unpaid principal balance includes write-downs taken on loans where severe delinquency (normally 180 days) or other indications of severe borrower financial stress exist that indicate there will be a loss of contractually due amounts upon final resolution of the loan.
($ in millions) 3Q13 2Q13
Non-PCI loans
Carrying value
(1)
$
28,354    29,648
Nonaccrual loans
3,809      4,068
as a % of loans 13.43
%
13.72
Net charge-offs
$
44           69
  as % of avg loans
       0.61
%
       0.91
90+ days past due
  as % of loans
9.72        10.09
Current average LTV
(2)
75
%
78
($ in millions) 3Q13 2Q13
PCI loans
Adjusted unpaid principal balance
(3)
$ 29,445    30,277
Carrying value
(1)
24,451    25,107
Current average LTV
(2)
78
%
82

Wells Fargo 3Q13 Supplement 26
Real estate 1-4 family first mortgage portfolio
First lien mortgage loans up 1% as growth in core
first lien mortgage was partially offset by
continued run-off in the liquidating portfolio
Pick-a-Pay non-PCI portfolio down 4%
PCI portfolio down 3%
Debt consolidation first lien down 3%
Core first lien up $4.5 billion, or 2%, reflecting
nonconforming mortgage originations
• Nonconforming mortgages increased $7.8
billion to $72.4 billion
(3)
Core net charge-offs down $46 million, or 10 bps,
from 2Q13 reflecting improved severity and
frequency
(1) Ratios on Legacy WFF debt consolidation first mortgage loan portfolio only.
(2)  Ratios on non run-off first lien mortgage loan portfolio only.
(3)  Nonconforming mortgages originated post February 2009.
($ in millions) 3Q13 2Q13
Total real estate 1-4 family first mortgage $
254,924 252,841
Less consumer non-strategic/liquidating portfolios:
Pick-a-Pay non-PCI first lien mortgage 28,354 29,648
PCI first lien mortgage 24,730 25,408
Debt consolidation first mortgage portfolio 12,995 13,403
Core first lien mortgage 188,845 184,382
Nonaccrual loans $ 2,219 2,238
as % of loans 17.08% 16.70
Net charge-offs $ 81 96
as % of average loans 2.45% 2.83
Nonaccrual loans $ 4,422 4,399
as % of loans 2.34% 2.39
Net charge-offs $ 117 163
as % of loans 0.25% 0.35
Legacy WFF debt consolidation first mortgage loan performance
Core first lien mortgage loan performance
(1)
(2)

Wells Fargo 3Q13 Supplement 27
Home equity portfolio
Core Portfolio
(1)
Outstandings down 3%
- High quality new originations with weighted
average CLTV of 63%, 776 FICO, and 33% total
debt service ratio
3Q13 losses decreased $82 million
2+ delinquencies decreased $53 million
Delinquency rate for loans with a CLTV >100%
increased 9 bps
Liquidating Portfolio
Outstandings down 6%
3Q13 losses decreased $7 million
2+ delinquencies declined $17 million
Delinquency rate for loans with a CLTV >100%
improved 31 bps
Total home equity portfolio = $86 billion
22% in 1
st
lien position
39% in junior lien position behind WFC owned or
serviced 1 lien
- Current 1
st
lien, Current junior lien = 96.5%
- Current 1
st
lien, Delinquent junior lien = 1.0%
- Delinquent 1
st
lien, Current junior lien = 1.1%
- Delinquent 1
st
lien, Delinquent junior lien = 1.4%
39% in junior lien position behind third party 1 lien
Excludes purchased credit-impaired loans.
(1)  Includes equity lines of credit and closed-end junior liens associated with the
Pick-a-Pay portfolio totaling $1.3 billion at September 30, 2013 and $1.3 billion at June 30, 2013.
(2)  CLTV is calculated based on outstanding balance plus unused lines of credit divided by estimated home value. Estimated home values are determined predominantly based on automated valuation models updated through
September 2013.
(3)  Unsecured balances, representing the percentage of outstanding balances above the most recent home value.
($ in millions) 3Q13 2Q13
Core Portfolio
(1)
Outstandings $ 82,305 84,813
Net charge-offs 253 335
as % of avg loans 1.20% 1.56
2+ payments past due $ 2,066 2,119
as % loans 2.52% 2.51
% CLTV > 100%
(2)
27 30
2+ payments past due 3.19 3.10
% Unsecured balances
(3)
11 13
% 1st lien position 22 22
Liquidating Portfolio
Outstandings $ 3,911 4,173
Net charge-offs 47 54
as % of avg loans 4.61% 5.05
2+ payments past due $ 134 151
as % loans 3.43% 3.63
% CLTV > 100%
(2)
63 66
2+ payments past due 2.85 3.16
% 1st lien position 4 4
st
st

Wells Fargo 3Q13 Supplement 28
Consumer credit card portfolio
Credit card outstandings of $25.4 billion, rose 3%
LQ and 7% YoY reflecting continued new account
growth
- Record new accounts
(2)
in 3Q13 up 2% LQ and
9% YoY
- Credit Card household penetration rate rose to
36.0%
(1)
, up from 34.9% in 2Q13
- Purchase dollar volume
(2)
is up 4% LQ and 14%
YoY while POS transactions are up 5% LQ and
17% YoY reflecting growth in new accounts and
increases in active accounts
Net charge-offs down $27 million, or 62 bps, LQ
and $5 million, or 39 bps, YoY, reflecting
continued steady improvement
(1) Household penetration as of August 2013 and defined as the percentage of retail banking deposit households that have a credit card with Wells Fargo.
(2)  2Q13 purchase volume and new accounts have been recast from originally reported.
($ in millions) 3Q13 2Q13
Credit card outstandings
$
25,448 24,815
Net charge-offs 207 234
  as % of avg loans
3.28
%
3.90
Key Metrics:
Purchase volume
$
13,727 13,241
New accounts
591,699 577,400
Penetration
(1)
36.0
%
34.9

Wells Fargo 3Q13 Supplement 29
Auto portfolios
(1)
Consumer Portfolio
Auto outstandings of $49.7 billion up 2% LQ and
8% YoY
3Q13 originations of $6.9 billion down 3% LQ  and
up 9% YoY
• Maintained disciplined underwriting
Nonaccrual loans declined $12 million LQ
Net charge-offs were up $36 million LQ reflecting
seasonality
September Manheim index of 122.8 up 3% LQ and
2% from September 2012
30+ days past due increased $112 million
LQ reflecting seasonality and decreased $101
million YoY
Commercial Portfolio
Loans of $7.5 billion down 2% LQ and up 13% YoY
Continued strong credit performance
(1) The consumer auto portfolio includes the liquidating legacy Wells Fargo Financial indirect portfolio of $299 million.
($ in millions) 3Q13 2Q13
Auto outstandings
$
47,249 46,289
Nonaccrual loans 170 178
as % of loans 0.36
%
0.38
Net charge-offs
$
76 41
as % of avg loans
0.65
%
0.36
30+ days past due
$
800 686
as % of loans
1.69
%
1.48
Auto outstandings
$
2,444 2,359
Nonaccrual loans 18 22
as % of loans 0.72
%
0.94
Net charge-offs
$
2 1
as % of avg loans
0.31
%
0.18
30+ days past due
$
15 17
as % of loans
0.63
%
0.74
Commercial Portfolio
Auto outstandings
$
7,469 7,643
Nonaccrual loans 2 2
as % of loans 0.02
%
0.03
Net charge-offs
$
- -
as % of avg loans
n.m.
%
n.m.
Indirect Consumer Portfolio
Direct Consumer Portfolio

Wells Fargo 3Q13 Supplement 30
Student lending portfolio
$22.4 billion student lending outstandings
relatively stable LQ
Private Portfolio
$11.3 billion private loans outstandings up 3% LQ
and 7% YoY
Borrowers have an average FICO of 748 and
80% of the total outstandings have been co-
signed
Applications increased 57% LQ due to fall term
applications in the current quarter
Originations increased 284% LQ due
to seasonality
Net charge-offs down $2 million LQ
30+ days past due rose $32 million, or 23 bps, LQ
on seasonality
Government Portfolio
$11.1 billion liquidating government guaranteed
outstandings declined 4% LQ and 14% YoY
($ in millions) 3Q13 2Q13
Education Finance
Total outstandings
$
22,392 22,472
Private Portfolio
Private outstandings
$
11,298 10,937
Net charge-offs 29 31
as % of avg loans 1.05
%
1.14
30 days past due
$
228 196
as % of loans 2.02
%
1.79
Government Guaranteed Portfolio
Government outstandings
$
11,094 11,534

Wells Fargo 3Q13 Supplement 31
Tier 1 common equity under Basel I
(1)
Wells Fargo & Company and Subsidiaries
Sept. 30, June 30, Mar. 31, Dec. 31, Sept. 30
($ in billions) 2013 2013 2013 2012 2012
Total equity 168.8 $     163.8 163.4 158.9 156.1
Noncontrolling interests (1.6) (1.4) (1.3) (1.3) (1.4)
Total Wells Fargo stockholders' equity 167.2 $     162.4 162.1 157.6 154.7
Adjustments:
Preferred equity (14.3) (12.6) (12.6) (12.0) (11.3)
Goodwill and intangible assets (other than MSRs) (31.8) (32.2) (32.5) (32.9) (33.4)
Applicable deferred taxes 2.9 3.0 3.1 3.2 3.3
Deferred tax asset limitation - - - - -
MSRs over specified limitations (0.9) (0.8) (0.8) (0.7) (0.7)
Cumulative other comprehensive income (2.2) (1.8) (5.1) (5.6) (6.4)
Other (0.6) (0.5) (0.6) (0.6) (0.4)
Tier 1 common equity (A) 120.3 $     117.5 113.6 109.0 105.8
Total risk-weighted assets
(2)
(B) 1,131.0 $  1,097.4 1,094.3 1,077.1 1,067.1
Tier 1 common equity to total risk-weighted assets
(2)
(A)/(B) 10.64% 10.71 10.39 10.12 9.92
(1)
(2)
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor, or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. The Company’s September 30, 2013, risk-weighted assets (RWA) and resulting
Tier 1 common equity to total RWA are preliminary and reflect total estimated on-balance sheet and total estimated derivative and off-balance sheet
RWA of $908.7 billion and $222.3 billion, respectively.
FIVE QUARTER TIER 1 COMMON EQUITY UNDER BASEL I
(1)

Wells Fargo 3Q13 Supplement 32
Tier 1 common equity under Basel III (Estimated)
(1)
Wells Fargo & Company and Subsidiaries
TIER 1 COMMON EQUITY UNDER BASEL III (ESTIMATED)
(1) (2)
Sept. 30,
($ in billions) 2013
Tier 1 common equity under Basel I 120.3 $
Adjustments from Basel I to Basel III
(3)(5)
:
Cumulative other comprehensive income related to AFS securities and defined benefit pension plans 2.2 $
1.2
3.4
Threshold deductions, as defined under Basel III
(4) (5)
-
Tier 1 common equity anticipated under Basel III (C) 123.7 $
Total risk-weighted assets anticipated under Basel III
(6)
(D) 1,297.4 $
Tier 1 common equity to total risk-weighted assets anticipated under Basel III (C)/(D) 9.54%
(1)
(2)
(3)
(4)
(5)
(6)
Volatility in interest rates can have a significant impact on the valuation of cumulative other comprehensive income and MSRs and therefore, may impact adjustments from Basel I to Basel III, and MSRs subject to threshold deductions, as defined under Basel III, in future reporting periods.
The final Basel III capital rules provide for two capital frameworks: the “standardized” approach intended to replace Basel I, and the “advanced”
approach applicable to certain institutions as originally defined under Basel II. Under the final rules, we will be subject to the lower of our Tier 1 common equity ratio calculated under the standardized approach and under the advanced approach in the assessment of our capital adequacy. Accordingly, the estimate of RWA reflects management’s interpretation of RWA determined under the advanced approach because management expects RWA to be higher using the advanced approach compared with the standardized approach. Basel III capital rules adopted by the Federal Reserve Board incorporate different classification of assets, with certain risk weights based on a borrower’s credit rating or Wells Fargo’s own models, along with adjustments to address a combination of credit/counterparty, operational and market risks, and other Basel III elements.
Other
Total adjustments from Basel I to Basel III
Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.
The Basel III Tier 1 common equity and risk-weighted assets are estimated based on management’s interpretation of the Basel III capital rules adopted
July 2, 2013, by the Federal Reserve Board. The rules establish a new comprehensive capital framework for U.S. banking organizations that implement the
Basel III capital framework and certain provisions of the Dodd-Frank Act.
Adjustments from Basel I to Basel III represent reconciling adjustments, primarily certain components of cumulative other comprehensive income deducted for Basel I purposes, to derive Tier 1 common equity under Basel III.
Threshold deductions, as defined under Basel III, include individual and aggregate limitations, as a percentage of Tier 1 common equity, with respect to
MSRs (net of related deferred tax liability, which approximates the MSR book value times the applicable statutory tax rates), deferred tax assets and investments in unconsolidated financial companies.

Wells Fargo 3Q13 Supplement 33
Forward-looking statements and additional information
Forward-looking statements:
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we may make forward-looking statements in our other documents filed or furnished with the SEC, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as
“anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,”
“should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our noninterest expense and efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses and allowance releases; (iv)
the appropriateness of the allowance for credit losses; (v) our expectations regarding net interest income and net interest margin; (vi) loan growth or the reduction or mitigation of risk in our loan portfolios; (vii) future capital levels and our estimated Tier 1 common equity ratio under Basel III capital standards; (viii) the performance of our mortgage business and any related exposures; (ix) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (x) future common stock dividends, common share repurchases and other uses of capital; (xi) our targeted range for return on assets and return on equity; (xii) the outcome of contingencies, such as legal proceedings; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements”
discussion in Wells Fargo’s press release announcing our third quarter 2013 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual
Report on Form 10-K for the year ended December 31, 2012.
Purchased credit-impaired loan portfolio:
Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans.
In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this document have been adjusted to exclude the purchased credit-impaired loans. References in this document to impaired loans mean the purchased credit-impaired loans. Please see pages 32-34 of the press release announcing our 3Q13 results for additional information regarding the purchased credit-impaired loans.